UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934
Date of report (Date of earliest event reported): October 22, 2025

Crescent Energy Company
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis Street, Suite 7200 Houston, Texas
77002
(Address of principal executive offices, including zip code)

(713) 332-7001
Registrant’s Telephone Number, including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On October 22, 2025, Crescent Energy Finance LLC, a Delaware limited liability company (“Crescent Finance”) and a wholly owned subsidiary of Crescent Energy Company (NYSE: CRGY) (“Crescent”), entered into that certain Thirteenth Amendment to Credit Agreement (the “Credit Agreement Amendment”), which amended Crescent’s existing Credit Agreement, dated as of May 6, 2021 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2021, the Second Amendment to Credit Agreement, dated as of March 30, 2022, the Third Amendment to Credit Agreement, dated as of March 30, 2022, the Fourth Amendment to Credit Agreement, dated as of September 23, 2022, the Fifth Amendment to Credit Agreement, dated as of July 3, 2023, the Sixth Amendment to Credit Agreement, dated as of December 13, 2023, the Seventh Amendment to Credit Agreement, dated as of April 10, 2024, the Eighth Amendment to Credit Agreement, dated as of May 24, 2024, the Ninth Amendment to Credit Agreement, dated as of June 14, 2024, the Tenth Amendment to Credit Agreement, dated as of July 30, 2024, the Eleventh Amendment to Credit Agreement, dated as of December 17, 2024, and the Twelfth Amendment to Credit Agreement, dated as of May 2, 2025, and as further amended, modified, supplemented or restated from time to time, the “Credit Agreement”), by and among Crescent Finance, certain subsidiaries of Crescent Finance, as guarantors, Wells Fargo Bank, National Association, as administrative agent, collateral agent and a letter of credit issuer, and the other lenders and letter of credit issuers party thereto from time to time. Among other things, the Credit Agreement Amendment provides for (i) an automatic $1.3 billion increase in the borrowing base from $2.6 billion to $3.9 billion, effective upon the consummation of the proposed business combination (the “Transaction”) between Crescent and Vital Energy, Inc. (“Vital”), subject to the satisfaction of certain conditions, (ii) an extension of the maturity date for any revolving loans to October 22, 2030 from April 10, 2029, (iii) a reduction in the applicable margin, so that loans under the Credit Agreement will be priced based on the Secured Overnight Financing Rate (SOFR) plus 1.75% to 2.75% and (iv) an increase in the aggregate maximum credit amount under Crescent’s credit facility from $3.0 billion to $6.0 billion. The Credit Agreement Amendment maintains the aggregate elected commitments at $2.0 billion.
The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1*
Thirteenth Amendment to Credit Agreement, dated October 22, 2025, by and among Crescent Energy Finance LLC, certain subsidiaries of Crescent Energy Finance LLC, as guarantors, Wells Fargo Bank, National Association, as administrative agent, collateral agent and a letter of credit issuer, and the other lenders and letter of credit issuers party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.
No Offer or Solicitation
This communication relates to the Transaction between Crescent and Vital. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).
Important Additional Information About the Transaction
In connection with the Transaction, Crescent filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) (File No. 333-290422) that includes a preliminary joint proxy statement of Crescent and Vital and a prospectus of Crescent. The registration statement has not been declared effective by the SEC nor has it become effective pursuant to the Securities Act, and the information contained in the preliminary joint proxy statement/prospectus is not complete and may be changed. The Transaction will be submitted to Crescent’s stockholders and Vital’s stockholders for their consideration. Crescent and Vital may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Crescent and Vital. This document is not a substitute for the registration statement that has been, and joint proxy statement/prospectus that will be, filed with the SEC or any other documents that Crescent or Vital may file with the SEC or send to stockholders of Crescent or Vital in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF CRESCENT AND VITAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.
Investors and security holders can obtain free copies of the registration statement and will be able to obtain free copies of the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Crescent or Vital through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by Crescent are made available free of charge on Crescent’s website at https://crescentenergyco.com/investors, or by directing a request to Investor Relations, Crescent Energy Company, 600 Travis Street, Suite 7200, Houston, TX 77002, Tel. No. (713) 332-7001. Copies of documents filed with the SEC by Vital are made available free of charge on Vital’s website at https://vitalenergy.com under the Investors tab or by directing a request to Investor Relations, Vital Energy, Inc., 521 E. Second Street, Suite 1000, Tulsa, OK 74120, Tel. No. (918) 513-4570.
Participants in the Solicitation Regarding the Mergers
Crescent and Vital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.
Information regarding Crescent’s executive officers and directors, including a description of their direct or indirect interests, by security holdings or otherwise, (i) is set forth in Crescent’s Annual Report on Form 10-K for the year ended December 31, 2024, including under Part III, Item 10. Directors, Executive Officers and Corporate Governance, Part III, Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters, and Part III, Item 13. Certain Relationships and Related Transactions, and Director Independence, which was filed with the SEC on February 26, 2025, and available at https://www.sec.gov/Archives/edgar/data/1866175/000186617525000024/crgy-20241231.htm and (ii) to the extent holdings of Crescent’s securities by its directors or executive officers have changed since the amounts set forth in Crescent’s Annual Report on Form 10-K for the year ended December 31, 2024, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001866175. You can obtain a free copy of these documents at the SEC’s website at www.sec.gov or by accessing Crescent’s website at crescentenergyco.com.

Information regarding Vital’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, (i) is set forth in Vital’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal One – Election of Three Class III Directors at the 2025 Annual Meeting,” “Proposal Three – Advisory Vote Approving the Compensation of Our Named Executive Officers,” “Stock Ownership Information,” and “Related Party Transactions,” which was filed with the SEC on April 10, 2025 and available at https://www.sec.gov/Archives/edgar/data/1528129/000152812925000071/vtle-20250409.htm and (ii) to the extent holdings of Vital’s securities by the directors or executive officers have changed since the amounts set forth in Vital’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001528129. You can obtain a free copy of these documents at the SEC’s website at https://www.sec.gov or by accessing Vital’s website at vitalenergy.com.
Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.
Forward-Looking Statements and Cautionary Statements
The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Crescent or Vital expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, the expected timing of completion of the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Crescent may not approve the issuance of new shares of common stock in the Transaction or that stockholders of Vital may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Crescent’s common stock or Vital’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of Crescent and Vital to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Crescent’s or Vital’s control, including those detailed in Crescent’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at www.crescentenergyco.com and on the SEC’s website at https://www.sec.gov, and those detailed in Vital’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Vital’s website at www.vitalenergy.com and on the SEC’s website at https://www.sec.gov. Crescent does not give any assurance (1) that it will achieve its expectations or (2) to any business strategies, earnings or revenue trends or future financial results. All forward-looking statements are based on assumptions that Crescent or Vital believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Crescent and Vital undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT ENERGY COMPANY

Date: October 24, 2025	By:	/s/ Bo Shi
	Name:	Bo Shi
	Title:	General Counsel and Corporate Secretary